Exhibit 10.5

AMENDMENT

TO THE LEASE AGREEMENT (Reg. 39 series 3T)

Between

FIDIA FARMACEUTICI S.P.A. with headquarters in Abano Terme (PD), via Ponte della Fabbrica 3/A, Italy, VAT No. 00204260285 (hereinafter “Fidia”)

and

ANIKA THERAPEUTICS S.r.l. with headquarters in Abano Terme (PD), via Ponte della Fabbrica 3/B, Italy, VAT No. 03641500289 (hereinafter “Anika”)

(hereinafter jointly referred to as the “Parties” and singularly referred to as a “Party”)

WHEREAS

On December 30, 2009, Fidia and Anika (formerly FAB S.r.l.) entered into a lease agreement (the “Agreement”), subsequently amended, regarding the lease of a certain Property (as defined in the Agreement)

In this Amendment, Fidia and Anika establish the following:

1)	The definitions contained in the Agreement shall have the same meaning in this Amendment to the Lease Agreement.

2)	Effective January 1, 2016, the locations leased to Anika are those indicated in Attachment B to this Amendment to the Lease Agreement, i.e.:

(1)	portion of the building called F2 (“Building F2 – plans 0008_59 and 0008_02”) with 155 m2 for warehouse use and 80 m2 for cold storage;

(2)	portion of the building called “Research Institute” (LR1 – plans 0005 and 0006) with 535 m2 for laboratory use and 1,125 m2 for office use (ground floor and first floor);

3)	As of January 1, 2016, the table included in Section 3.1 shall be replaced by the following table:

Area	m2	Monthly rent/m2 (Euro)	Monthly rent (Euro)
Research Institute (LR1 – plans 0005 and 006 [sic]) – Offices Warehouse (“Building F2 – plan 0008_59”)	1,125	14.96	16,830.00
	155	5.34	827.70
Warehouse (“Building F2 – plan 0008_02”)	80	14.96	1,196.80
Research Institute (LR1 – plan 0005) – Research Laboratories	535	17.86	9,555.10
Totals	1,895		28,409.60

Therefore, the total amount of rent/month in accordance with the provisions of Section 3.1 beginning on January 1, 2016, is 28,409.60 euros.

4)	The other provisions of the Agreement remain unchanged.

IN WITNESS WHEREOF, the Parties have signed this Amendment to the Lease Agreement on

Abano Terme, February 26, 2016

FIDIA FARMACEUTICI S.P.A. ANIKA THERAPEUTICS S.r.l.

By:	/s/ Giorgio Foresti	By:	/s/ Charles H. Sherwood
	Giorgio Foresti, Chief Executive Officer		Charles Sherwood, President